Exhibit 10.28

AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of December 10, 2010,  among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, INC., a California corporation (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HAWAIIAN HOLDINGS, INC., a Delaware corporation, as parent (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation, as borrower (“Borrower”), the lenders identified on the signature pages thereof (each of such lenders, together with their respective successors and assigns, are referred to hereinafter as a “Lender”, as that term is hereinafter defined), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Grantors signatory thereto and WFCF are parties to that certain Security Agreement, dated as of June 2, 2005 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Original Security Agreement”); and

WHEREAS, the Borrower and Agent are parties to the Engine and Spare Parts Security Agreement (as such term is defined in the Credit Agreement), pursuant to which Borrower has granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in, among other things, its Engines and Spare Parts; and

WHEREAS, the Borrower and Agent are parties to the Aircraft Security Agreements (as such term is defined in the Credit Agreement), pursuant to which Borrower has granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in, among other things, its Aircrafts; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement, this Agreement, the Engine and Spare Parts Security Agreement, and the Aircraft Security Agreements; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to Borrower as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, Grantors have agreed to (a) amend, restate, and modify, but not extinguish, the Original Security Agreement and (b) grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree to amend and restate the Original Security Agreement in its entirety as follows:

1.                                       Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                                  “Account” means an account (as that term is defined in Article 9 of the Code).

(b)                                 “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)                                  “Activation Instruction” has the meaning specified therefor in Section 6(k).

(d)                                 “Agent” has the meaning specified therefor in the preamble to this Agreement.

(e)                                  “Agent’s Lien” has the meaning specified therefor in the Credit Agreement.

(f)                                    “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(g)                                 “Aircraft” means any “aircraft” as defined in Section 40102 of the Federal Aviation Act.

(h)                                 “Aircraft Security Agreements” has the meaning specified therefor in the Credit Agreement.

(i)                                     “Airworthiness Certificate” means, with respect to any Aircraft, an Airworthiness Certificate issued by the FAA with respect to such Aircraft pursuant to the FARs, as the same now exists or may hereafter be amended, supplemented, renewed, extended, revised, or replaced.

(j)                                     “Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.

(k)                                  “Bank Product Provider” has the meaning specified therefor in the Credit Agreement.

(l)                                     “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(m)                               “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(n)                                 “Cape Town Treaty” means the Convention on International Interests in Mobile Equipment, and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, each signed in Cape Town, South Africa on November 16, 2001, as in effect in the United States, as may be amended, together with the Regulations and Procedures for the International Registry issued by the Supervisory Authority for the International Registry, and all other rules, amendments, supplements, modifications and revisions thereto.

(o)                                 “Cash Equivalents” has the meaning specified therefor in the Credit Agreement.

(p)                                 “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(q)                                 “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(r)                                    “Collateral” has the meaning specified therefor in Section 2.

(s)                                  “Collections” has the meaning specified therefor in the Credit Agreement.

(t)                                    “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 to the Disclosure Letter.

(u)                                 “Controlled Account” has the meaning specified therefor in Section 6(k).

(v)                                 “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.

(w)                               “Controlled Account Bank” has the meaning specified therefor in Section 6(k).

(x)                                   “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2 to the Disclosure Letter, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(y)                                 “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.

(z)                                   “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(aa)                            “Deposit Account” means a deposit account (as that term is defined in the Code).

(bb)                          “Engine” means an “aircraft engine” as defined in Section 40102 of the Federal Aviation Act.

(cc)                            “Engine and Spare Parts Security Agreement” has the meaning specified therefor in the Credit Agreement.

(dd)                          “Equipment” means equipment (as that term is defined in the Code).

(ee)                            “Expendables” means those Spare Parts for which no FAA and original equipment manufacturer authorized refurbishment procedure exists or for which cost of repair or refurbishment would normally exceed that of replacement.

(ff)                                “Event of Default” has the meaning specified therefor in the Credit Agreement.

(gg)                          “FAA” has the meaning specified therefor in the Credit Agreement.

(hh)                          “FAA Certificates” mean, collectively, all certificates required by the FAA and the FARs for the manufacture, design, production, maintenance, use or sale of any Aircraft, including, with respect to any Grantor, each Airworthiness Certificate issued with respect to such Aircraft and each other certificate issued in favor of any Grantor under the FARs pursuant to which such Grantor maintains, operates or sells Aircrafts or Spare Parts, as the same now exists or may hereafter be amended, supplemented, renewed, extended, reissued, or replaced.

(ii)                                  “FAA Registration” means, as to any Aircraft, registration of the title to the Aircraft by and in the name of the Grantor with the FAA in accordance with the FARs.

(jj)                                  “FAA Security Recordation” means, with respect to any Aircraft, Engine, or Spare Part, the recordation of an Aircraft Security Agreement (or supplemental schedule thereto, as applicable) or Engine and Spare Parts Security Agreement (or supplemental schedule thereto, as applicable), as applicable, with the FAA in accordance with the FARs, which constitutes a perfected Lien upon such Aircraft, Engine, or Spare Part, as applicable, in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers.

(kk)                            “FARs” has the meaning specified therefor in the Credit Agreement.

(ll)                                  “Fixtures” means fixtures (as that term is defined in the Code).

(mm)                      “Gates” means the right to use one or more gates at an airport terminal.

(nn)                          “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of any such Hedge Agreement), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, all FAA Certificates issued by the FAA to any Grantor (together with the underlying specifications), Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(oo)                          “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(pp)                          “Ground Equipment” has the meaning specified therefor in the Credit Agreement.

(qq)                          “Guaranty” has the meaning specified therefor in the Credit Agreement.

(rr)                                “Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.

(ss)                            “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(tt)                                “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3 to the Disclosure Letter, and (C) the right to use any of the licenses or other similar rights described in this definition, subject to the rights of any licensees and licensors, in connection with the enforcement of the Lender Group’s rights under the Loan Documents.

(uu)                          “International Interest” shall mean an “international interest” as defined in the Cape Town Treaty.

(vv)                          “Inventory” means inventory (as that term is defined in the Code).

(ww)                      “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code):  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(xx)                              “IR Security Recordation” means, with respect to any Aircraft and Engine, the registration of one or more International Interests on the International Registry in accordance with the Cape Town Treaty, which constitute a perfected Lien on the Aircraft or Engine, as applicable, in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers.

(yy)                          “Issuing Lender” has the meaning specified therefor in the Credit Agreement.

(zz)                              “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(aaa)                      “Lender Group” has the meaning specified therefor in the Credit Agreement.

(bbb)                   “Lender” has the meaning set forth in the recitals to this Agreement, shall include the Issuing Lender and the Swing Lender, and shall also include any other Person made a party to the Credit Agreement pursuant to the provisions of Section 13.1 of the Credit Agreement and “Lenders” means each of the Lenders or any one or more of them.

(ccc)                      “Loan Document” has the meaning specified therefor in the Credit Agreement.

(ddd)                   “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(eee)                      “Obligations” has the meaning specified therefor in the Credit Agreement.

(fff)                            “Original Security Agreement” has the meaning specified therefor in the recitals to this Agreement.

(ggg)                   “Parent” has the meaning specified therefor in the recitals to this Agreement.

(hhh)                   “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 4 to the Disclosure Letter, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(iii)                               “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.

(jjj)                               “Permitted Liens” has the meaning specified therefor in the Credit Agreement.

(kkk)                      “Person” has the meaning specified therefor in the Credit Agreement.

(lll)                               “Pledged Companies” means each Person listed on Schedule 6 to the Disclosure Letter as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date and is required to be pledged under this Agreement.

(mmm)             “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(nnn)                   “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(ooo)                   “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(ppp)                   “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(qqq)                   “Proceeds” has the meaning specified therefor in Section 2.

(rrr)                            “PTO” means the United States Patent and Trademark Office.

(sss)                      “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(ttt)                            “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(uuu)                   “Replaceable Spare Parts” means those “appliances” or “spare parts” (each as defined in Section 40102 of the Federal Aviation Act) that, in accordance with the FARs and the Maintenance Program, are either (a) rotable appliances or spare parts (i.e., appliances or spare parts that can be repeatedly restored to a serviceable condition) that are maintained by each Grantor by serial number, or (b) replaceable appliances or spare parts that such Grantor does not maintain by serial number, that can be economically restored to a serviceable condition over a period that (i) in the case of replaceable appliances or spare parts, may have a life shorter than the life of the flight equipment to which they are related, and (ii) in the case of rotable appliances or spare parts, approximates or exceeds the life of the flight equipment to which they are related and, in either case, are not treated by such Grantor as Expendables.

(vvv)                   “Rescission” has the meaning specified therefor in Section 6(k).

(www)             “Rotables” means those Spare Parts that, in accordance with the FARs and the original equipment manufacturer’s recommendations, can be repeatedly and economically restored to a serviceable condition over a period approximating or exceeding the life of the flight equipment to which they are related.

(xxx)                         “Routes” means a right, license, permit, or other authorization whereby an airline is entitled or permitted to fly between two points, either within one country or between two countries.

(yyy)                   “Secured Obligations” means each and all of the following: (i) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Credit Agreement, or any of the other Loan Documents, (ii) all Bank Product Obligations, and (iii) all other Obligations of Borrower (including, in the case of each of clauses (i), (ii) and (iii), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(zzz)                         “Securities Account” means a securities account (as that term is defined in the Code).

(aaaa)                “Security Interest” has the meaning specified therefor in Section 2.

(bbbb)            “Slot” means the right and operational authority of Borrower to conduct landing or takeoff operation during a specific hour or other periods at airports granted by the relevant airport authority.

(cccc)                “Spare Parts” means any “appliance” or “spare part” as defined in Section 40102 of the Federal Aviation Act.

(dddd)            “Stock” has the meaning specified therefor in the Credit Agreement.

(eeee)                “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

(ffff)                        “Swing Lender” has the meaning specified therefor in the Credit Agreement.

(gggg)            “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 to the Disclosure Letter, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(hhhh)            “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(iiii)                            “Triggering Event” means, as of any date of determination, that an Event of Default has occurred as of such date.

(jjjj)                            “URL” means “uniform resource locator,” an internet web address.

(kkkk)                “VIN” has the meaning specified therefor in Section 5(h).

2.                                       Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)                                  all of such Grantor’s Accounts;

(b)                                 all of such Grantor’s Aircraft;

(c)                                  all of such Grantor’s Books;

(d)                                 all of such Grantor’s Chattel Paper;

(e)                                  all of such Grantor’s Deposit Accounts;

(f)                                    all of such Grantor’s Engines;

(g)                                 all of such Grantor’s Equipment and Fixtures;

(h)                                 all of such Grantor’s Gates,

(i)                                     all of such Grantor’s General Intangibles;

(j)                                     all of such Grantor’s Ground Equipment;

(k)                                  all of such Grantor’s Inventory;

(l)                                     all of such Grantor’s Investment Related Property;

(m)                               all of such Grantor’s Negotiable Collateral;

(n)                                 all of such Grantor’s Routes,

(o)                                 all of such Grantor’s Slots,

(p)                                 all of such Grantor’s Spare Parts (including Expendables, Replaceable Spare Parts, and Rotables);

(q)                                 all of such Grantor’s Supporting Obligations;

(r)                                    all of such Grantor’s Commercial Tort Claims;

(s)                                  all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; and

(t)                                    all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the term “Collateral” shall not include: (i) voting Stock of any CFC, solely to the extent that such Stock represents more than 65% of the outstanding voting Stock of such CFC; or (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property (including any Gates, Routes, or Slots) of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law or regulation with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under such regulation or under the terms of such contract, lease, permit, license, or license agreement (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract, lease, permit, license, or license agreement or under applicable law or regulation and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Stock (including any Accounts or Stock), or (2) any proceeds from the collection, sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Stock); or (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; or (iv) any General Intangibles consisting of any Grantor’s rights or interest in any airport or fueling consortia to the extent that the agreement governing such Grantor’s rights or interest with respect to such airport or fueling consortia prohibits the grant of a security interest or lien therein (provided, that, (A) the foregoing exclusions of this clause (iv) shall in no way be construed (1) to apply to the extent that any such described prohibition or restriction is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (2) to apply when such prohibition or restriction is no longer in effect, or (3) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such agreement governing such Grantor’s rights or interests with respect to such airport or fueling consortia and (B) the foregoing exclusions of this clause (iv) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due in respect of any such rights or interest in any airport or fueling consortia, or (2) any proceeds from the collection, sale, license, lease, or other dispositions of any such rights or interest in any airport or fueling consortia); or (v) any (x) goods, (y) accessions, fixtures, and attachments to such goods, including parts and Engines, or (z) in connection with Purchase Money Indebtedness used to purchase or acquire Aircraft or Engines, property reasonably related or appurtenant to the Aircraft or Engines, as applicable, purchased or acquired and which is customarily subjected to similar purchase money Liens under customary Aircraft or Engine, as applicable, purchase money financing arrangements (but excluding in each case,  Receivables from Borrower’s carriage of passengers or cargo) (any of the property described in clause (x) through (z) of this clause (v) are referred to hereinafter as the “PMSI Assets”), which PMSI Assets are the subject of a Lien that qualifies as a Permitted Lien under clause (d), (f) or (v) of the definition of Permitted Lien or, to the extent that such Lien is a replacement of a Permitted Lien permitted by clause (d), (f) or (v) of the definition of Permitted Lien in connection with Refinancing Indebtedness of such Permitted Indebtedness secured by such a Permitted Lien, a Lien that qualifies as a Permitted Lien under clause (n) of the definition of Permitted Lien, and the proceeds, substitutions and replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), in each case, to the extent that the contract governing such Indebtedness expressly prohibits the grant of a security interest or lien (other than the security interest or lien securing such Indebtedness) on such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), and the proceeds, substitutions and replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines) (provided, that, (A) the foregoing exclusions of this clause (v) shall in no way be construed (1) to apply when such prohibition or restriction is no longer in effect, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Indebtedness and (B) the foregoing exclusions of this clause (v) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), to the extent not covered, or to the extent permitted if covered, by the Permitted Lien securing such Indebtedness); or (vi) any rights to payment that Borrower has from or deposits that Borrower has made to (A) any Person which has issued a VISA International, VISA U.S.A., or MasterCard credit card or debit card and which right to payment or deposit is the result of transactions involving the use of credit cards or debit cards by Borrower’s customers, in each case, which credit card or debit card transactions are processed by U.S. Bank, National Association pursuant to the terms of any of the US Bank Agreements, or (B) any intermediary between such Person and U.S. Bank, National Association assisting in processing such transactions and which right to payment or deposit is the result of such transactions, in the case of each of clauses (A) and (B), if the grant of a security interest or lien therein is prohibited under the terms of any of the US Bank Agreements (as in effect on the date hereof) and such prohibition has not been waived or the consent of U.S. Bank, National Association has not been obtained (provided, that, (y) the foregoing exclusion of this clause (vi) shall in no way be construed (1) to apply to the extent that any described prohibition is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such US Bank Agreement and (z) the foregoing exclusion of this clause (vi) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of Borrower in or to any proceeds from the collection, sale, license, lease, or other disposition of any such rights to payment or deposits, or (vii) Borrower’s contract rights in and to any agreement between Borrower and Airbus S.A.S. relative to the purchase of Aircraft from Airbus S.A.S. solely to the extent that (y) such contract rights are subject to a Lien permitted pursuant to clause (u) of the definition of Permitted Lien and (z) the contract governing the Indebtedness secured by such Lien expressly prohibits the grant of a security interest or lien (other than the security interest or lien securing such Indebtedness) on such contract rights (provided, that, (A) the foregoing exclusions of this clause (vii) shall in no way be construed (1) to apply when such prohibition or restriction is no longer in effect, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Indebtedness and (B) the foregoing exclusions of this clause (vii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such contract rights, to the extent not covered, or to the extent permitted if covered, by such Permitted Lien securing such Indebtedness), or (viii) to the extent that such deposits of cash constitute property of Borrower, (A) cash security deposits made in the ordinary course of business pursuant to the terms of (i) financing agreements with respect to Permitted Purchase Money Indebtedness in connection with the acquisition of Aircraft or Engines or (ii) lease agreements with respect to operating leases in connection with the leasing of Aircraft or Engines, in each case, which cash security deposits are (1) made at the time of entering into such financing agreements or lease agreements, as applicable, (2) made at or prior to receipt by Borrower of delivery of the applicable Aircraft or Engines that are the subject of the applicable financing agreement or lease agreement, or (3) so long as the aggregate amount of such deposits for any such lease agreement or financing agreement do not exceed an amount equal to three months of regularly scheduled payments due under such lease agreement or financing agreement, delivered as security during the term of the applicable financing agreement or lease agreement, or (B) cash deposits consisting of maintenance reserves which deposits are made in the ordinary course of business pursuant to the terms of (i) financing agreements with respect to Permitted Purchase Money Indebtedness in connection with the acquisition of Aircraft or Engines or (ii) lease agreements with respect to operating leases in connection with the leasing of Aircraft or Engines, in each case, which maintenance reserves are with respect to future maintenance requirements for such Aircraft or Engines, in the case of each of clauses (A) and (B), if, and to the extent that, the grant of a security interest or lien therein is prohibited under the terms of the contract governing such Permitted Purchase Money Indebtedness or operating lease and such prohibition has not been waived or the consent of the other party to such contract has not been obtained (provided, that, (y) the foregoing exclusions of this clause (viii) shall in no way be construed (1) to apply to the extent that any described prohibition is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract and (z) the foregoing exclusion of this clause (viii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of Grantor in or to any proceeds from the collection, sale, license, lease, or other disposition of any such deposits).  The foregoing to the contrary notwithstanding, the exclusions in clauses (i) through (viii) of this paragraph do not, are not intended to, and shall not, under any circumstances, be deemed to operate to exclude from the definition of “Collateral” any assets that at any time were designated as Eligible Available Aircraft, Eligible Accounts, Eligible Spare Parts, Eligible Ground Equipment, or Eligible Spare Engines in any Borrowing Base Certificate delivered to Agent.

3.                                       Security for Secured Obligations.  The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4.                                       Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests that are Collateral, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and during the continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests that are Collateral pursuant to Section 15.

5.                                       Representations and Warranties.  Each Grantor hereby represents and warrants to Agent, for the benefit of the Lender Group and the Bank Product Providers, which representations and warranties (i) shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, (ii) shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date), and (iii) shall survive the execution and delivery of this Agreement:

(a)                                  (i) As of the Closing Date, the exact legal name of each of the Grantors is set forth on the signature pages of this Agreement and (ii) at all times from and after the Closing Date, the exact legal name of each of the Grantors is as set forth on the signature pages of this Agreement unless any Grantor shall have provided Agent with a written notice of a name change with respect to any Grantor pursuant to Section 6.5 of the Credit Agreement, in which case the exact legal name of the Grantor whose name change was the subject of such written notice is the exact legal name specified in the written notice delivered to Agent pursuant to Section 6.5.

(b)                                 Schedule 7 to the Disclosure Letter sets forth all Real Property owned by any of the Grantors as of the Closing Date.

(c)                                  As of the Closing Date: (i) Schedule 2 to the Disclosure Letter provides a complete and correct list of all material registered Copyrights owned by any Grantor, all applications for registration of material Copyrights owned by any Grantor, and all other material Copyrights owned by any Grantor and material to the conduct of the business of any Grantor; (ii) Schedule 3 to the Disclosure Letter provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which any Grantor is an exclusive licensee that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 to the Disclosure Letter provides a complete and correct list of all material issued Patents owned by any Grantor and all material applications for Patents owned by any Grantor; and (iv) Schedule 5 to the Disclosure Letter provides a complete and correct list of all material registered Trademarks owned by any Grantor, all material applications for registration of Trademarks owned by any Grantor, and all other material Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.

(d)                                 (i) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary to the conduct of its business as currently conducted;

(ii)                                  to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;

(iii)                               (A) to each Grantor’s knowledge after reasonable inquiry, (1) during the past six (6) years, such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no currently pending, or to any Grantor’s knowledge after reasonable inquiry, threatened in writing infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any written notice of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

(iv)                              to each Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in to the conduct of its business as currently conducted are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect, except for such Copyrights, Trademarks and Patents that are the subject of a Permitted Disposition; and

(v)                                 each Grantor has taken commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor as currently conducted;

(e)                                  This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 to the Disclosure Letter.  Upon the making of such filings, Agent shall have a first priority perfected security interest (subject to Permitted Liens) in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.  Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 to the Disclosure Letter, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor’s material Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.  All action by any Grantor necessary to protect and perfect such security interest on each such item of Collateral has been duly taken.

(f)                                    (i) Except for the Security Interest created hereby, each Grantor is and will at all times be (except as otherwise permitted by the Credit Agreement) the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 6 to the Disclosure Letter as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 6 to the Disclosure Letter as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect and establish the first priority (subject to Permitted Liens) of, or otherwise protect, Agent’s Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests that are Collateral, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 to the Disclosure Letter for such Grantor with respect to the Pledged

Interests of such Grantor that are Collateral and not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are Collateral and are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g)                                 No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, except as may have been obtained and remain in full force and effect, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may have been obtained and remain in full force and effect and (A) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally, (B) the filing of financing statements, (C) the recordation of the Engine and Spare Parts Security Agreement with the FAA, (D) the recordation of the Aircraft Security Agreements with the FAA, (E) the filing of the Trademark Security Agreement, Patent Security Agreement, and Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (F) the consents, authorizations, filings or other action which have been obtained or made prior to or on the Closing Date, and (G) the recordation of the International Interest in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers, in the International Registry with respect to the Collateral consisting of Aircraft (including Engines) and Engines.  No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business as currently conducted requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(h)                                 Schedule 9 to the Disclosure Letter sets forth all motor vehicles owned by Grantors as of the Closing Date, by vehicle identification number (“VIN”) and to the extent any such motor vehicle is covered by a certificate of title which has been delivered to Agent, by model and model year.

(i)                                     As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests that are Collateral and are issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

6.                                       Covenants.  Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22:

(a)                                  Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $500,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after receipt thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five (5) Business Days) after request by Agent, shall execute such other documents and instruments as shall be reasonably requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein;

(b)                                 Chattel Paper.

(i)                                     Promptly (and in any event within five (5) Business Days) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $500,000;

(ii)                                  If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Capital Finance, Inc., as Agent for the benefit of the Lender Group and the Bank Product Providers”;

(c)                                  Control Agreements.

(i)                                     Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account for such Grantor;

(ii)                                  Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

(iii)                               Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property;

(d)                                 Letter-of-Credit Rights.  If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Agent thereof and, promptly (and in any event within five (5) Business Days) after request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance satisfactory to Agent;

(e)                                  Commercial Tort Claims.  If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $500,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining such Commercial Tort Claim), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days) after request by Agent, amend Schedule 1 to the Disclosure Letter to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim;

(f)                                    Government Contracts.  Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $500,000 in any calendar year, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days of the creation thereof) notify Agent thereof and, promptly (and in any event within five (5) Business Days) after request by Agent, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g)                                 Intellectual Property.

(i)                                     Upon the request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)                                  Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Grantor’s business as currently conducted and as determined by such Grantor in its reasonable business judgment, to protect and diligently enforce and defend at such Grantor’s expense such Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution of such Intellectual Property and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the material Trademarks pending as of the date hereof or hereafter until the termination of this Agreement except with respect to Trademarks that are the subject of a Permitted Disposition, (C) to prosecute diligently any patent application that is part of the material Patents pending as of the date hereof or hereafter until the termination of this Agreement except with respect to Patents that are the subject of a Permitted Disposition, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s material Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability except with respect to Intellectual Property that is the subject of a Permitted Disposition.  Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in the conduct of such Grantor’s business as currently conducted in Grantor’s reasonable business judgment, except with respect to Intellectual Property that is the subject of a Permitted Disposition.  Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in the conduct of such Grantor’s business;

(iii)                               Grantors acknowledge and agree that the Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 6(g)(iii), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;

(iv)                              [intentionally omitted];

(v)                                 On or prior to each date that Parent provides its Compliance Certificate pursuant to Section 5.1 of the Credit Agreement, each Grantor shall provide Agent with a written report of all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all new Intellectual Property Licenses that are material to the conduct of such Grantor’s business as then conducted pursuant to which Grantor is an exclusive licensee, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications.  In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent and Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder and comply with Section 6(g)(i) with respect to such new Patent and Trademark registrations and applications;

(vi)                              Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any material Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in another country without (A) giving Agent notice thereof prior to or concurrently with the filing of any application with the United States Copyright Office and (B) complying with Section 6(g)(i).  Upon receipt from the United States Copyright Office of notice of registration of any such Copyright, each Grantor shall promptly (but in no event later than five (5) Business Days following such receipt) notify (but without duplication of any notice required by this Section 6(g)(vi)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright.  If any Grantor acquires from any Person any material Copyright registered with the United States Copyright Office or an application to register any material Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) notify Agent of such acquisition, comply with Section 6(g)(i) and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright (or, with respect to applications to register any Copyright, deliver such documentation in the same manner as required in the immediately preceding sentence upon receipt from the United States Copyright Office of notice of registration of such Copyright).  In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights; and

(vii)                           Each Grantor shall take reasonable steps, as determined in Grantor’s reasonable business discretion, to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in the conduct of such Grantor’s business as currently conducted, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions.

(h)                                 Investment Related Property.

(i)                                     If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests that are Collateral after the Closing Date, it shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)                                  Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

(iii)                               Each Grantor shall promptly deliver to Agent a copy of each material written notice or other material written communication received by it in respect of any Pledged Interests that are Collateral;

(iv)                              No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests that are Collateral, Pledged Operating Agreement, or Pledged Partnership Agreement, or permit to exist any restriction with respect to any Pledged Interests that are Collateral, in a manner that would materially adversely affect the Lender Group or would otherwise be prohibited by the Credit Agreement;

(v)                                 Subject to Section 5.11 of the Credit Agreement, each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof;

(vi)                              As to all limited liability company or partnership interests owned by such Grantor and issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i)                                     Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property having a fair market value in excess of $250,000 it will promptly (and in any event within ten (10) Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a first priority Mortgage (subject to Permitted Liens) on each fee interest in Real Property with a value in excess of $250,000 now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, and fixture filings and such Grantor shall pay all recording costs, intangible taxes and other costs and reasonable fees (including expenses and reasonable attorneys fees) incurred in connection therewith.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j)                                     Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement or the other Loan Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement, the Credit Agreement or the other Loan Documents;

(k)                                  Controlled Accounts.

(i)                                     Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 6(k) to the Disclosure Letter (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank; provided, however, that each Grantor shall be permitted to allow Account Debtors located in jurisdictions other than the United States to forward payment of the amounts owed by them directly to Deposit Accounts maintained by such Grantor outside of the United States with a bank that is not a Controlled Account Bank so long as the Grantors are in compliance with Section 6.11(b) of the Credit Agreement, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by such Account Debtors to a Grantor) into a bank account of such Grantor (each a “Controlled Account”) at one of the Controlled Account Banks; provided, however, that, the Grantors shall be permitted to deposit Collections into Deposit Accounts maintained by such Grantor that are not Controlled Accounts so long as the Grantors are in compliance with Section 6.11 (b) of the Credit Agreement.

(ii)                                  Each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent.  Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account.  Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued.  Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if: (1) the Triggering Event upon which such Activation Instruction was issued has been cured or waived in writing in accordance with the terms of the Credit Agreement, and (2) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.

(iii)                               So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 6(k) to the Disclosure Letter to add or replace a Controlled Account Bank or Controlled Account; provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (B) concurrently with the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement.  Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within forty-five (45) days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s reasonable judgment;

(l)                                     Motor Vehicles.  With respect to all Collateral consisting of goods (other than inventory) that are covered by a certificate of title (other than goods the aggregate book value of which does not exceed $250,000), Grantors shall deliver certificates of title for all such goods to Agent (i) within 30 days after the Closing Date with respect to certificates of title that are in any Grantor’s possession, custody or control as of the Closing Date, and (ii) promptly (and in any event within five (5) Business Days) after the date upon which such certificate of title was acquired or first came into the possession, custody or control of any Grantor, with respect to certificates of title acquired or that come into any Grantor’s possession, custody, or control after the Closing Date and, in each case, such Grantor shall cause those title certificates to be filed (with the Agent’s Lien noted thereon) in the appropriate state motor vehicle filing office;

(m)                               Aircraft Collateral.

(i)                                     Except as provided in subsection (ii) below, on the Closing Date, Borrower shall execute and deliver to Agent the Aircraft Security Agreements.  Except as provided in Section 6(m)(ii) below, each Grantor who now owns or hereafter acquires any Aircraft shall, at the request of Agent:

(1)                                  execute and deliver to Agent within ten (10) Business Days after the acquisition of such Aircraft, an Aircraft Security Agreement;

(2)                                  deliver to Agent within ten (10) Business Days after the acquisition of such Aircraft (I) copies and other evidence reasonably requested by Agent to evidence a FAA Security Recordation and IR Security Recordation of such Aircraft, and (II) evidence satisfactory to Agent indicating the termination and release of all existing Liens (other than any Permitted Liens) on such Aircraft (including applicable filings with the FAA to effect such release);

(3)                                  deliver to Agent on the date hereof and in any event within ten (10) Business Days after the acquisition of such Aircraft, a title opinion with respect to such Aircraft issued by a Person satisfactory to Agent which (I) indicates that such Aircraft is owned by such Grantor free and clear of all encumbrances of record with the FAA, and that, for such Aircraft, (A) an FAA Registration and FAA Security Recordation has been effected with the FAA and (B) an IR Security Recordation has been effected with the International Registry, and (II) is otherwise in form and substance reasonably satisfactory to Agent; and

(4)                                  execute and deliver to Agent on the date hereof and in any event within 10 Business Days after the acquisition of such Aircraft, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent;

(ii)                                  In the event that (I) a Grantor has purchased or acquired or purchases or acquires Aircraft with proceeds of Permitted Purchase Money Indebtedness and such Aircraft is subject to a Lien in favor of the provider of such Permitted Purchase Money Indebtedness to secure such Permitted Purchase Money Indebtedness, (II) a Grantor has acquired or acquires an Aircraft that is subject to a Lien in favor of a holder of Acquired Indebtedness securing such Acquired Indebtedness, or (III) a Grantor has purchased or acquired or purchases or acquires Aircraft and such Aircraft becomes the subject of a Permitted Sale Leaseback Transaction, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(m)(i) with respect to such Aircraft to the extent that (A) the contract for such Indebtedness expressly prohibits the valid grant of a security interest or Lien (other than the security interest or Lien securing such Indebtedness) on such Aircraft (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Indebtedness has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect Agent’s continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such Aircraft (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Indebtedness;

(iii)                               Each such Grantor shall comply with the provisions of each Aircraft Security Agreement;

(n)                                 Engine Collateral.

(i)                                     Except as provided in subsection (ii) below, on the Closing Date, Borrower shall execute and deliver to Agent the Engine and Spare Parts Security Agreement.  Except as provided in Section 6(n)(ii) below, each Grantor who now owns or hereafter acquires any Engine shall, at the request of Agent:

(1)                                  execute and deliver to Agent concurrently with the acquisition of such Engine, an Engine and Spare Parts Security Agreement (or, if such Grantor has already executed an Engine and Spare Parts Security Agreement, a Supplemental Schedule (as defined in the Engine and Spare Parts Security Agreement) to the Engine and Spare Parts Security Agreement);

(2)                                  deliver to Agent within five (5) Business Days after the acquisition of such Engine (I) copies and other evidence reasonably requested by Agent to evidence a FAA Security Recordation and IR Security Recordation of such Engine, and (II) evidence satisfactory to Agent indicating the termination and release of all existing Liens (other than Permitted Liens) on such Engine (including applicable filings with the FAA to effect such release);

(3)                                  deliver to Agent on the date hereof and in any event within ten (10) Business Days after the acquisition of such Engine, an opinion with respect to such Engine issued by a Person satisfactory to Agent which (I) indicates that such Engine is free and clear of all encumbrances of record with the FAA, and that, for such Engine, (A) an FAA Security Recordation has been effected with the FAA and (B) an IR Security Recordation has been effected with the International Registry, and (II) is otherwise in form and substance reasonably satisfactory to Agent;

(4)                                  execute and deliver to Agent on the date hereof and in any event within ten (10) Business Days after the acquisition of any Engine, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent;

(ii)                                  In the event that (I) a Grantor has purchased or acquired or purchases or acquires an Engine with proceeds of Permitted Purchase Money Indebtedness and such Engine is subject to a Lien in favor of the provider of such Permitted Purchase Money Indebtedness to secure such Permitted Purchase Money Indebtedness, (II) a Grantor has acquired or acquires an Engine that is subject to a Lien in favor of a holder of Acquired Indebtedness securing such Acquired Indebtedness, or (III) a Grantor has purchased or acquired or purchases or acquires an Engine and such Engine becomes the subject of a Permitted Sale Leaseback Transaction, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(n)(i) with respect to such Engine to the extent that (A) the contract for such Indebtedness expressly prohibits the valid grant of a security interest or Lien (other than the security interest or Lien securing such Indebtedness) on such Engine (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Indebtedness has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect Agent’s continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such Engine (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Indebtedness;

(iii)                               Each such Grantor shall comply with the provisions of the Engine and Spare Parts Security Agreement;

(o)                                 Spare Parts Collateral.

(i)                                     On the Closing Date, Borrower shall execute and deliver to Agent the Engine and Spare Parts Security Agreement.  Except as provided in Section 6(o)(ii) below, each Grantor who now owns or hereafter acquires any Spare Part shall, at the request of Agent:

(1)                                  execute and deliver to Agent concurrently with the acquisition of such Spare Part, the Engine and Spare Parts Security Agreement (or, in the case of a previously executed Engine and Spare Parts Security Agreement, a Supplemental Schedule (as defined in the Engine and Spare Parts Security Agreement) to the Engine and Spare Parts Security Agreement); and

(2)                                  comply with the terms of the Engine and Spare Parts Security Agreement after the acquisition of any such Spare Parts; and

(ii)                                  In the event that a Grantor has purchased or acquired or purchases or acquires Spare Parts with proceeds of Permitted Purchase Money Indebtedness and such Spare Part is subject to a Lien in favor of the provider of such Permitted Purchase Money Indebtedness, such Grantor shall not be required to satisfy any of the requirements set forth in Section 6(o)(i) with respect to such Spare Parts to the extent that (A) the contract for such Permitted Purchase Money Indebtedness expressly prohibits the valid grant of a security interest or Lien (other than the security interest or Lien securing such Permitted Purchase Money Indebtedness) on such Spare Parts (and any accessions, fixtures, and attachments thereto) and (B) such prohibition has not been waived or the consent of the provider of such Permitted Purchase Money Indebtedness has not been obtained; provided, that the foregoing exclusion (1) shall not apply when such prohibition is no longer in effect, and (2) shall not limit, impair, or otherwise affect Agent’s continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such Spare Parts (and any accessions, fixtures, and attachments thereto), to the extent not covered, or to the extent permitted if covered, by the Lien securing such Permitted Purchase Money Indebtedness;

(iii)                               Each such Grantor shall comply with the provisions of the Engine and Spare Parts Security Agreement.

7.                                       Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)                                  Credit Agreement. In the event of a direct conflict between the provisions of this Agreement and the provisions of the Credit Agreement, it is the intention of the parties thereto that such provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Credit Agreement shall control.

(b)                                 Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

(c)                                  Engine and Spare Parts Security Agreement and Aircraft Security Agreements.  The provisions of the Engine and Spare Parts Security Agreement and Aircraft Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Engine and Spare Parts Security Agreement or the Aircraft Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any actual, irreconcilable conflict that cannot be resolved between the Aircraft provisions of this Agreement and the Aircraft Security Agreements, the provisions of the Aircraft Security

Agreements shall control and govern.   In the event of any actual, irreconcilable conflict that cannot be resolved between the Engine and Spare Parts provisions of this Agreement and the Engine and Spare Parts Security Agreement, the provisions of the Engine and Spare Parts Security Agreement shall control and govern.

8.                                       Further Assurances.

(a)                                  Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)                                 Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)                                  Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d)                                 Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9.                                       Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, subject to the terms of such license, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.

10.                                 Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)                                 to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c)                                  to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)                                 to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e)                                  to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)                                    to use any Intellectual Property owned or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor, subject to the terms of any such license; and

(g)                                 Agent, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property owned by and Intellectual Property Licenses of such Grantor and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Section 10 hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.                                 Agent May Perform.  If any Grantor fails to perform any agreement contained herein within the time period allowed therefor, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.                                 Agent’s Duties.  The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

13.                                 Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, or that Agent has a security interest therein, and (b) collect all amounts payable in respect of the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14.                                 Disposition of Pledged Interests by Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition,

Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

15.                                 Voting and Other Rights in Respect of Pledged Interests.

(a)                                  Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests that are Collateral owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests that are Collateral, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until the payment in full of the Obligations and the Commitments have expired or have been terminated.

(b)                                 For so long as any Grantor shall have the right to vote the Pledged Interests that are Collateral owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or the value of the Pledged Interests.

16.                                 Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                                  Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)                                 Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License) (subject to the terms of any underlying license and franchise agreements), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall, to the extent permitted thereunder, inure to the benefit of Agent.

(c)                                  Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B)  liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d)                                 Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)                                  Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent

(f)                                    Agent may, in its sole and absolute discretion, from time to time, at the expense of Grantor make all such expenditures for the payment of taxes, insurance, storage and other expenses related to the Collateral and for remarketing, maintenance, modifications, refurbishments, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper.  In each such case, Agent shall have the right to maintain, use, operate, store, lease, control or manage the Collateral and to exercise all rights and powers of Grantor relating to the Collateral in connection therewith, as Agent shall deem appropriate, including the right to enter into any and all such agreements with respect to the maintenance, modification, refurbishment, insurance, use, operation, storage, leasing, control, management or disposition of the Collateral or any part thereof as Agent may determine; and Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof.  Grantor shall pay on demand, and any such tolls, rents, revenues, issues, income, products and profits may be applied to pay, all expenses incurred by Agent in connection with the foregoing and any and all other expenses of possession, use, operation, storage, leasing, control, management or disposition of the

Collateral, and of all maintenance, modification, refurbishment, repairs, replacements, alterations, additions and improvements, and all payments which Agent may be required or may elect, to make, if any, for Taxes, insurance, storage or other charges assessed against or otherwise imposed upon the exercise of any rights under any of the Loan Documents or the Collateral or any part thereof (including the employment of agents for the remarketing of the Collateral for sale or lease, and appraisers, technicians, engineers and accountants to examine, inspect and make reports upon the properties and books and records of Grantor), and all other payments which Agent or any Lender may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of Agent, and of all Persons engaged or employed by Agent.

17.                                 Remedies Cumulative.  Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies.

18.                                 Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.                                 Indemnity and Expenses.

(a)                                  Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities (i) resulting from the gross negligence or willful misconduct of the party or its officers, directors, employees, attorneys or agents seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction or (ii) relating to disputes between or among Agent and the Lenders.  This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b)                                 As between Grantor and the Agent, each Lender, each Bank Product Provider, and their respective successors and assigns, and for the benefit of no other Person, Grantor agrees to be liable for, pay for and indemnify, defend and hold harmless, on demand, Agent, each of the Lenders, each of the Bank Product Providers and each of their successors and assigns and each of any of their officers, directors, shareholders, partners, members, employees, agents and other representatives (each an “indemnitee”) from and against any and all claims, proceedings, lawsuits, losses, liabilities, obligations, damages, judgments, fees, penalties or fines (whether criminal or civil), reasonable costs and expenses (including reasonable attorneys’ fees and including reasonable attorneys’ fees incurred to enforce this Agreement, including this indemnity) of any kind or nature whatsoever, including if arising or resulting from strict liability or any negligence on the part of any indemnitee, incurred or suffered by any indemnitee and arising out of or resulting from Agent’s rights herein or in the Collateral or the manufacture, ownership, repair, maintenance, overhaul, refurbishment, modification, leasing, storage, condition, design, infringement, use, purchase, sale, leasing, pooling, exchange, operation or possession by Grantor or any other Person of any Collateral or any aircraft or aircraft engine in which any Collateral is installed or used, except, in each case (i) claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party or its officers, directors, employees, attorneys or agents seeking indemnification, or (ii) relating to disputes solely between or among the Lenders, or disputes solely between or among the Lenders and their respective Affiliates; it being understood and agreed that the indemnification in this clause (ii) shall extend to Agent (but not the Lenders) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand.  This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(c)                                  Grantors, jointly and severally, shall pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon the occurrence and during the continuance of an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

20.                                 Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

21.                                 Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.                                 Continuing Security Interest: Assignments under Credit Agreement.   This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits and obligations in respect thereof granted to such Lender herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests.  In addition, the Security Interest herein shall be deemed to be released automatically as to any Collateral upon the disposition of such Collateral in a Permitted Disposition.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

23.                                 Governing Law.

(a)                                  THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)                                 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c)                                  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)                                 EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

24.                                 New Subsidiaries.  Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.                                 Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.

26.                                 Miscellaneous.

(a)                                  This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)                                  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)                                 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e)                                  The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f)                                    Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g)                                 All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

27.                                 Amendment and Restated; No Novation.

(a)                                  This Agreement amends, restates, supersedes, and replaces in its entirety the Original Security Agreement.  Nothing contained herein shall be construed as a release or discharge of the security interests or Liens granted by any Grantor under the Original Security Agreement and the security interests granted by each Grantor to any of Agent or the Lender Group or the Bank Product Providers in the Collateral under the Original Security Agreement continue without interruption under this Agreement to secure the Secured Obligations and such security interests are hereby reaffirmed, ratified and confirmed in all respects; provided, however, that such security interests or Liens shall be modified as set forth in this Agreement.

(b)                                 Nothing herein contained shall be construed as a substitution, novation, discharge or release of the obligations or liabilities outstanding under the Original Security Agreement, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Grantor from any of its obligations or liabilities under the Original Security Agreement, except as expressly modified hereby or by instruments executed concurrently herewith.  Each Grantor hereby confirms and agrees that on and after the date hereof all references in any Loan Document to “the Security Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Original Security Agreement shall be a reference to the Original Security Agreement as amended and restated by this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

HAWAIIAN HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Peter R. Ingram
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

HAWAIIAN AIRLINES, INC.,
a Delaware corporation

By:	/s/ Peter R. Ingram
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED SECURITY AGREEMENT]

AGENT:

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation

By:	/s/ Amelie Yehros
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO AMENDED AND RESTATED SECURITY AGREEMENT]

ANNEX 1 TO AMENDED AND RESTATED SECURITY AGREEMENT
FORM OF JOINDER

Joinder No.          (this “Joinder”), dated as of                               , to the Amended and Restated Security Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO CAPITAL FINANCE, INC., a California corporation (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HAWAIIAN HOLDINGS, INC., a Delaware corporation, as parent (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrower; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 24 of the Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group or the Bank Product Providers and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents and the Bank Product Agreements;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.                                       In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral.  Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Trademarks”, Schedule

6, “Pledged Companies”, Schedule 6(k), “Controlled Account Banks”, Schedule 7, “Owned Real Property”, Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 9, “Motor Vehicles” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 6(k), Schedule 7,  Schedule 8, and Schedule 9, respectively, to the Disclosure Letter and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.   Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

2.                                       Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.                                       This Joinder is a Loan Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4.                                       The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5.                                       THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.                                       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH NEW GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.

7.                                       TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH NEW GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH NEW GRANTOR REPRESENT THAT EACH HAS

REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.                                       EACH NEW GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH NEW GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS JOINDER OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS JOINDER OR ANY OTHER LOAN DOCUMENT AGAINST ANY NEW GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, INC., a California corporation

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER NO.       TO SECURITY AGREEMENT]

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this        day of                       , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, INC., a California corporation (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HAWAIIAN HOLDINGS, INC., a Delaware corporation, as parent (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of December 10, 2010 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.                                       DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                                       GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”)  in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

(a)                                  all of such Grantor’s Copyrights including those referred to on Schedule I;

(b)                                 all renewals or extensions of the foregoing; and

(c)                                  all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3.                                       SECURITY FOR SECURED OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                       SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5.                                       AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Agent notice in accordance with the Security Agreement in connection with filing any additional application for registration of any copyright and notice in accordance with the Security Agreement of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                       COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement.  Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement.  Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7.                                       CONSTRUCTION.  This Copyright Security Agreement is a Loan Document.  Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words

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“asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.                                       THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.                                       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.                                 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.                                 EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COPYRIGHT SECURITY AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER

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JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS COPYRIGHT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS COPYRIGHT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

5

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO CAPITAL FINANCE, INC., a California corporation

By:
Name:
Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this        day of                       , 20    , by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, INC., a California corporation (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity,  “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HAWAIIAN HOLDINGS, INC., a Delaware corporation, as parent (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of December 10, 2010 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a)           all of its Patents including those referred to on Schedule I;

(b)           all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give notice to Agent in accordance with the Security Agreement with respect to any such new patent rights.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement.  Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement.  Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7.             CONSTRUCTION.  This Patent Security Agreement is a Loan Document.  Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as

3

applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.             THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PATENT SECURITY AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH

4

GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS PATENT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PATENT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

5

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:
WELLS FARGO CAPITAL FINANCE, INC., a California corporation

By:
Name:
Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                        , 20       (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Amended and Restated Security Agreement, dated as of December 10, 2010, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement.  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged Interests Addendum is a Loan Document.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS,

TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGED INTERESTS ADDENDUM OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS PLEDGED INTERESTS ADDENDUM OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGED INTERESTS ADDENDUM OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

SCHEDULE I
TO
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

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EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this        day of                       , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, INC., a California corporation (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HAWAIIAN HOLDINGS, INC., a Delaware corporation, as parent (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of December 10, 2010 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)           all of its Trademarks including those referred to on Schedule I;

(b)           all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c)           all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

Notwithstanding anything contained in this Trademark Security Agreement to the contrary, the term “Trademark Collateral” shall not include any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered “Trademark Collateral”.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks (subject to the exclusions set forth in Section 2), the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give notice in writing to Agent in accordance with the Security Agreement with respect to any such new trademarks or renewal or extension of any trademark registration.   Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.             CONSTRUCTION.  This Trademark Security Agreement is a Loan Document.  Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase

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“and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Trademark Security Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.             THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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11.           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TRADEMARK SECURITY AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO CAPITAL FINANCE, INC., a California corporation

By:
Name:
Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date